EXHIBIT 10.1

AMENDMENT TO LOAN AGREEMENT

This amendment (“Amendment”) dated as of December 19, 2012, is entered into among Lithia Motors, Inc., an Oregon corporation (the “Company”), each of the Subsidiaries of the Company listed on the signature pages of this Amendment (together with the Company, each a “Borrower” and any two or more “Borrowers”), the lenders which are from time to time parties to the Loan Agreement (each a “Lender” and any two or more, “Lenders”); and U.S. Bank National Association, as Agent for the Lenders (in such capacity, “Agent”).

RECITALS:

A.              Borrower, certain of its Subsidiaries, the Lenders and Agent have entered into a Loan Agreement dated as of April 17, 2012 (the “Loan Agreement”).

B.               Pursuant to Section 6.12 of the Loan Agreement, the Company has requested an increase in the Aggregate New Vehicle Floorplan Commitment and Aggregate Revolving Loan Commitment. The Company has also requested a decrease in the Aggregate Used Vehicle Floorplan Commitment.

C.               The parties have agreed to modify the Commitments as sets forth below.

For valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties agree as follows:

1.                Definitions. The definitions of the following defined terms in Section 1.1 of the Loan Agreement are deleted and replaced with the following defined terms:

“Aggregate New Vehicle Floorplan Commitment” means an amount equal to $575,000,000.00.

“Aggregate Revolving Loan Commitment” means an amount equal to $145,000,000.00.

“Aggregate Used Vehicle Floorplan Commitment” means an amount equal to $80,000,000.00.

“Letter of Credit Commitment” (which is a sublimit of the Revolving Loan Commitment) means an amount equal to $7,000,000.00.

2.                Increase Option. Section 6.12.1 of the Loan Agreement is deleted and replaced with the following:

6.12.1 The Company may from time to time request an increase in the Aggregate New Vehicle Floorplan Commitment, Aggregate Used Vehicle Floorplan Commitment and/or Aggregate Revolving Loan Commitment, in minimum increments of $25,000,000.00 or such lower amount as is agreed to between the Company and Agent, so long as, after giving effect thereto, (a) the aggregate amount of all such increases (including any increases prior to the date

Page 1 – AMENDMENT TO LOAN AGREEMENT

of the requested increase) does not exceed $150,000,000.00, (b) the Aggregate Commitment does not exceed $800,000,000.00, (c) the Aggregate Revolving Loan Commitment does not exceed $145,000,000.00, and (d) the Aggregate Used Vehicle Floorplan Commitment is not more than 20% of the sum of the Aggregate New Vehicle Floorplan Commitment plus the Aggregate Used Vehicle Floorplan Commitment.

3.                Schedule 1. Schedule 1 to the Loan Agreement is deleted and replaced with the Schedule 1 attached hereto.

4.                Conditions Precedent. The effectiveness of this Amendment is subject to satisfaction of each of the following conditions:

4.1. Agent shall have received executed originals of this Amendment signed by Agent and each Borrower, Guarantor, and Lender, an Increasing Lender Agreement from each Lender, such promissory notes as any Lender requires, and such other Loan Documents as Agent requires and each Borrower and Guarantor shall have provided such information and satisfied such conditions as are required by Agent.

4.2. All conditions set forth in Section 6.12.3 of the Loan Agreement have been satisfied, including without limitation delivery to Lender of the certificate required by Section 6.12.3(a)(iv).

4.3. No Default shall have occurred and be continuing under the Loan Agreement, or will exist after giving effect to the transactions contemplated hereby and the amendments made by this Amendment.

4.4. All representations and warranties in the Loan Agreement and in this Amendment shall be true and correct in all material respects as of the date of this Amendment.

5.                Defined Terms. Capitalized terms not otherwise defined herein shall have the meanings given to such terms in the Loan Agreement.

6.                Reaffirmation; Release. By signing this Amendment or the attached Acknowledgment:

6.1. Each Loan Party affirms that the representations and warranties in each of the existing Loan Documents are and will be true, correct and complete in all material respects as of the date hereof, and agree that (i) except as amended previously or in connection herewith, each Loan Document is and shall remain valid and enforceable in accordance with its terms and (ii) such Loan Party has no claims, defenses, setoffs, counterclaims or claims for recoupment against Agent, the Lenders, the other Indemnified Persons or the indebtedness and obligations represented by the Notes, Guaranties, Collateral Documents and other Loan Documents.

6.2.            Each Loan Party hereby releases, acquits, and forever discharges Agent, each Lender, their respective parent corporations, affiliates, subsidiaries, successors,

Page 2 – AMENDMENT TO LOAN AGREEMENT

assigns, officers, directors, employees, agents, attorneys and advisors (collectively, “Indemnified Persons”), and each of them, of and from any and all liability, claims, demands, damages, actions, causes of action, defenses, counterclaims, setoffs, or claims for recoupment of whatsoever nature, whether known or unknown, whether in contract or tort or otherwise, arising directly or indirectly from, or in any way related to the Loan Agreement, this Amendment, the Notes, Collateral Documents and the other Loan Documents, any other indebtedness or obligations of any Loan Party to Agent or any one or more of the Lenders or to the relationship between any Loan Party and Agent, any Lender, or the Indemnified Persons.

7.                References. On and after the effective date of this Amendment, all references in the Loan Agreement and the other Loan Documents to the Loan Agreement shall be deemed to refer to the Loan Agreement as amended hereby.

8.                Representations and Warranties. By signing this Amendment or the attached Acknowledgment, each Loan Party represents and warrants to Agent and the Lenders as follows:

8.1. Authorization. (a) It has all requisite power and authority to enter into this Amendment and to carry out the transactions contemplated by, and perform its obligations under, the Loan Agreement as amended by this Amendment (the “Amended Agreement”), (b) its execution, delivery and performance of this Amendment and the other Loan Documents to be executed, delivered or performed by it have been duly authorized by all necessary entity action, do not require the approval of any governmental agency or other Person, do not contravene any law, regulation, rule, order, or restriction of any Governmental Body binding on it or its articles of incorporation or other organizational documents, and do not contravene the provisions of or constitute a default under any agreement or instrument to which it is a party or by which it may be bound or affected, and (c) this Amendment has been duly executed and delivered by each Loan Party and this Amendment and the Amended Agreement are the legally valid and binding obligations of each Loan Party, enforceable against such Loan Party in accordance with their respective terms, except as may be limited by bankruptcy, insolvency, reorganization, moratorium, fraudulent transfer or similar laws relating to or limiting creditors’ rights generally or by equitable principles.

8.2. Absence of Default. No Default or Event of Default has occurred and is continuing or will exist after giving effect to the transactions contemplated by this Amendment.

9.                Expenses. Borrowers shall pay all reasonable costs, fees and expenses (including without limitation, reasonable attorney fees of Agent’s counsel) incurred by Agent in connection with the preparation, negotiation, execution, and delivery of this Amendment and any other document required to be furnished herewith.

10.            Recitals. The Recitals are hereby incorporated herein.

Page 3 – AMENDMENT TO LOAN AGREEMENT

11. Counterparts. This Amendment may be executed in any number of counterparts, each of which shall be deemed to be an original, and all of said counterparts taken together shall be deemed to constitute but one document.

[Signature pages follow]

Page 4 – AMENDMENT TO LOAN AGREEMENT

12. Disclosure. Under Oregon law, most agreements promises and commitments made by lender concerning loans and other credit extensions which are not for personal, family or household purposes or secured solely by the borrower’s residence must be in writing, express consideration and be signed by the lender to be enforceable.

Lithia Motors, Inc.

By: /s/ Chris Holzshu

Name: Chris Holzshu

Title: SR VP & CFO

By: /s/ John North

Name: John North

Title: VP Fin & Corp Cont

LITHIA IMPORTS OF ANCHORAGE, INC.

LITHIA NA, INC.

LITHIA OF ANCHORAGE, INC.

LITHIA OF FAIRBANKS, INC.

LITHIA OF SOUTH CENTRAL AK, INC.

LITHIA CIMR, INC.

LITHIA FMF, INC.

LITHIA FRESNO, INC.

LITHIA JEF, INC.

LITHIA MMF, INC.

LITHIA NF, INC.

LITHIA OF EUREKA, INC.

LITHIA OF SANTA ROSA, INC.

LITHIA SEA P, INC.

LITHIA SEASIDE, INC.

LITHIA TR, INC.

LITHIA ACDM, INC.

LITHIA HDM, INC.

LITHIA MBDM, INC.

LITHIA NDM, INC.

LITHIA OF DES MOINES, INC.

LITHIA VAUDM, INC.

LITHIA CCTF, INC.

LITHIA FORD OF BOISE, INC.

LITHIA OF POCATELLO, INC.

LITHIA OF TF, INC.

Page 5 – AMENDMENT TO LOAN AGREEMENT

LITHIA POCA-HON, INC.

LITHIA CDH, INC.

LITHIA HGF, INC.

LITHIA OF BILLINGS II, LLC

LITHIA OF BILLINGS, INC.

LITHIA OF GREAT FALLS, INC.

LITHIA OF HELENA, INC.

LITHIA OF MISSOULA, INC.

LITHIA ND ACQUISITION CORP. #1

LITHIA ND ACQUISITION CORP. #3

LITHIA ND ACQUISITION CORP. #4

LITHIA CJDSF, INC.

LDLC, LLC

LITHIA RENO SUB-HYUN, INC.

LITHIA SALMIR, INC.

HUTCHINS EUGENE NISSAN, INC.

HUTCHINS IMPORTED MOTORS, INC.

LGPAC, INC.

LITHIA DE, INC.

LITHIA DM, INC.

LITHIA KLAMATH, INC.

LITHIA MEDFORD HON, INC.

LITHIA MTLM, INC.

LITHIA OF BEND #1, LLC

LITHIA OF BEND #2, LLC

LITHIA OF ROSEBURG, INC.

LITHIA ROSE-FT, INC.

LITHIA SOC, INC.

LBMP, LLC

LFKF, LLC

LMBP, LLC

LMBW, INC.

LITHIA BRYAN TEXAS, INC,

LITHIA CJDO, INC.

LITHIA CJDSA, INC.

LITHIA CM, INC.

LITHIA CO, INC.

LITHIA CSA, INC.

LITHIA DMID, INC.

LITHIA HMID, INC.

LITHIA NSA, INC.

LITHIA OF ABILENE, INC.

LITHIA OF CORPUS CHRISTI, INC.

LITHIA OF MIDLAND, INC.

LITHIA TA, INC.

LITHIA TO, INC.

Page 6 – AMENDMENT TO LOAN AGREEMENT

CAMP AUTOMOTIVE, INC.

LITHIA DODGE OF TRI-CITIES, INC..

LITHIA OF BELLINGHAM, LLC

LITHIA OF SEATTLE, INC.

LITHIA OF SPOKANE, INC.

LITHIA OF EUGENE, LLC

LITHIA OF KILLEEN, LLC

LMBB, LLC

LITHIA OF MISSOULA II, LLC

LMOP. LLC

By: /s/ Chris Holzshu

Name: Chris Holzshu

Title: Authorized Agent

By: /s/ John North

Name: John North

Title: Authorized Agent

U.S. Bank National Association, as

Agent, Lender, Swing Line Lender, and LC Issuer

By: __________________________________

Name: ________________________________

Title: _________________________________

Page 7 – AMENDMENT TO LOAN AGREEMENT

CAMP AUTOMOTIVE, INC.

LITHIA DODGE OF TRI-CITIES, INC..

LITHIA OF BELLINGHAM, LLC

LITHIA OF SEATTLE, INC.

LITHIA OF SPOKANE, INC.

LITHIA OF EUGENE, LLC

LITHIA OF KILLEEN, LLC

LMBB, LLC

LITHIA OF MISSOULA II, LLC

LMOP, LLC

By: __________________________________

Name: ________________________________

Title: _________________________________

By: __________________________________

Name: ________________________________

Title: _________________________________

U.S. Bank National Association, as

Agent, Lender, Swing Line Lender, and LC Issuer

By: /s/U.S. Bank National Association

Page 7 – AMENDMENT TO LOAN AGREEMENT

JPMORGAN CHASE BANK, N.A., as Lender

By: /s/ JPMORGAN CHASE BANK, N.A.

Page 8 – AMENDMENT TO LOAN AGREEMENT

MERCEDES-BENZ FINANCIAL SERVICES

USA LLC, as Lender

By: /s/ MERCEDES-BENZ FINANCIAL SERVICES USA LLC

Page 9 – AMENDMENT TO LOAN AGREEMENT

TOYOTA MOTOR CREDIT

CORPORATION, as Lender

By: /s/ TOYOTA MOTOR CREDIT CORPORATION

Page 10 – AMENDMENT TO LOAN AGREEMENT

BMW FINANCIAL SERVICES NA, LLC, as

Lender

By: /s/ BMW FINANCIAL SERVICES NA, LLC

Page 11 – AMENDMENT TO LOAN AGREEMENT

BANK OF AMERICA, NA, as Lender

By: /s/ BANK OF AMERICA, NA

Page 12 – AMENDMENT TO LOAN AGREEMENT

WELLS FARGO BANK, NA, as Lender

By: /s/ WELLS FARGO BANK, NA

Page 13 – AMENDMENT TO LOAN AGREEMENT

BANK OF THE WEST, as Lender

By: /s/ BANK OF THE WEST

Page 14 – AMENDMENT TO LOAN AGREEMENT

KEYBANK NATIONAL ASSOCIATION, as

Lender

By: /s/ KEYBANK NATIONAL ASSOCIATION

Page 15 – AMENDMENT TO LOAN AGREEMENT

NISSAN MOTOR ACCEPTANCE

CORPORATION, as Lender

By: /s/ NISSAN MOTOR ACCEPTANCE CORPORATION

Page 16 – AMENDMENT TO LOAN AGREEMENT

ACKNOWLEDGMENT AND CONSENT OF GUARANTORS

Each undersigned Guarantor hereby acknowledges, consents, and agrees to all terms and conditions of the foregoing amendment.

HUTCHINS EUGENE NISSAN, INC.

HUTCHINS IMPORTED MOTORS, INC.

LAD ADVERTISING, INC.

LGPAC, INC.

LITHIA AUTO SERVICES, INC.

LITHIA BNM, INC.

LITHIA DE, INC.

LITHIA DM, INC.

LITHIA FINANCIAL CORPORATION

LITHIA AIRCRAFT, INC.

LITHIA HPI, INC.

LITHIA KLAMATH, INC.

L2 AUTO, INC.

LITHIA MEDFORD HON, INC.

LITHIA MOTORS SUPPORT SERVICES, INC.

LITHIA MTLM, INC.

LITHIA OF ROSEBURG, INC.

LITHIA REAL ESTATE, INC.

LITHIA ROSE-FT, INC.

LITHIA SOC, INC.

LITHIA IMPORTS OF ANCHORAGE, INC.

LITHIA NA, INC.

LITHIA OF ANCHORAGE, INC.

LITHIA OF FAIRBANKS, INC.

LITHIA OF SOUTH CENTRAL AK, INC.

LITHIA CIMR, INC.

LITHIA DC, INC.

LITHIA FMF, INC.

LITHIA JEF, INC.

LITHIA MMF, INC.

LITHIA NF, INC.

LITHIA OF EUREKA, INC.

LITHIA SEASIDE, INC.

LITHIA SEA P, INC.

LITHIA OF SANTA ROSA, INC.

LITHIA TR, INC.

LITHIA CCTF, INC.

LITHIA FORD OF BOISE, INC.

LITHIA OF CALDWELL, INC.

LITHIA OF POCATELLO, INC.

Page 17 – AMENDMENT TO LOAN AGREEMENT

LITHIA POCA-HON, INC.

LITHIA OF TF, INC.

LITHIA MBDM, INC.

LITHIA OF DES MOINES, INC.

LITHIA CDH, INC.

LITHIA HGF, INC.

LITHIA OF BILLINGS, INC.

LITHIA OF GREAT FALLS, INC.

LITHIA OF HELENA, INC.

LITHIA OF MISSOULA, INC.

LITHIA CJDSF, INC.

LITHIA RENO SUB-HYUN, INC.

LITHIA SALMIR, INC.

LITHIA ND ACQUISITION CORP. #1

LITHIA ND ACQUISITION CORP. #3

LITHIA ND ACQUISITION CORP. #4

LITHIA AUTOMOTIVE, INC.

CAMP AUTOMOTIVE, INC.

LITHIA DC OF RENTON, INC.

LITHIA DODGE OF TRI-CITIES, INC.

LITHIA HYR, INC.

LITHIA OF SEATTLE, INC.

LITHIA OF SPOKANE, INC.

LITHIA OF CEDAR RAPIDS #1, INC.

LITHIA OF CEDAR RAPIDS #3, INC.

LITHIA ACDM, INC.

LITHIA HDM, INC.

LITHIA NDM, INC.

LITHIA VAUDM, INC.

LITHIA BRYAN TEXAS, INC.

LITHIA CJDO, INC.

LITHIA CJDSA, INC.

LITHIA CM, INC.

LITHIA CO, INC.

LITHIA CSA, INC.

LITHIA DMID, INC.

LITHIA HMID, INC.

LITHIA NSA, INC.

LITHIA OF ABILENE, INC.

LITHIA OF CORPUS CHRISTI, INC.

LITHIA OF MIDLAND, INC.

LITHIA TA, INC.

LITHIA TO, INC.

L2 AUTO OF COLORADO, INC.

LITHIA OF TEXAS, INC.

L2 AUTO OF IDAHO, INC.

Page 18 – AMENDMENT TO LOAN AGREEMENT

L2 AUTO OF OREGON, LLC

LITHIA FRESNO, INC.

LITHIA OF BEND #1, LLC

LITHIA OF BEND #2, LLC

LITHIA OF BILLINGS II LLC

LBMP, LLC

LMBP, LLC

LMBW, INC.

LMBB, LLC

LFKF, LLC

LITHIA OF BELLINGHAM, LLC

LDLC, LLC

LITHIA OF EUGENE, LLC

LITHIA OF KILLEEN, LLC

LITHIA OF MISSOULA II, LLC

LMOP, LLC

SOUTHERN CASCADES FINANCE CORPORATION

By: /s/ Chris Holzshu

Name: Chris Holzshu

Title: Authorized Agent

By: /s/ John North

Name: John North

Title: Authorized Agent

Page 19 – AMENDMENT TO LOAN AGREEMENT